Exhibit 10(ii)

Recorded at Request of


at ------------- M. Fee Paid $

by                   Dep. Book        Page                   Ref.:

Mail tax notice to

                                QUIT-CLAIM DEED
                                [CORPORATE FORM]

      Tintic Gold Mining Company, a corporation organized and Existing under the laws of the State of Utah, with its principal office at Salt Lake City of County of Salt Lake, State of Utah, grantor, hereby QUIT CLAIMS Three percent (3%) net smelter interest in the values of any minerals mined and also quit claims the entire surface rights subject to usage for mining purposes to
C. Chase Hoffman grantee of P.O. Box 579, Tulare, California 93274 for the sum of TEN DOLLARS --- ($10.00) and other good consideration DOLLARS, the following described tract of land in Tintic Mining District, Juab County, State of Utah:

Three (3) patented mining claims known as the Emerald, Ruby and Diamond Lode Mining Claims located in the Central portion of the Tintic Mining District, Juab County, Utah, embracing a portion of Sections 19 & 30, Township 10 south, range 2 west and Sections 24 & 25, Township 10 south, range 3 west Salt Lake base and meridian, bearing Mineral Survey Number 188, and designated as Lot no. 224, more particularly described in the patent recorded in Book 60, Page 406, of the records of Juab County, Utah.

The officers who sign this deed hereby certify that this deed and the transfer represented thereby was duly authorized under a resolution duly adopted by the board of directors of the grantor at a lawful meeting duly held and attended by a quorum.

In witness whereof, the grantor has caused its corporate name and seal to be hereunto affixed by its duly authorized officers this 15 day of January, A.D. 1981.

Attest/s/George K. Christopulos           ---------------- Company
Secretary.                             By/s/Jack R. Coombs, President


                                                       [CORPORATE SEAL]

STATE OF UTAH,
                             ss.
County of

On the day of A. D. personally appeared before me and who being by me duly sworn did say, each for himself, that he, the said is the president, and he, the said is the secretary Of Company, and that the within and foregoing instrument was signed in behalf of said corporation by authority of a resolution of its board of directors and said each duly acknowledged to me that said corporation executed the same and that the seal affixed is the seal of said corporation.

                                             /s/Sharon A.
                                             Notary Public
My commission expires 5/1/83 My residence is 3505 Emigration Canyon